UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report: (Date of earliest event reported): March 2, 2004


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                        001-13638                  13-3711775
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


10 East 40th Street, New York, New York                             10016
(Address of principal executive offices)                          (Zip code)


                          (212) 576-4000 (Registrant's
                     telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of the Registrant dated March 2, 2004

          99.2 Transcript of conference call hosted by the Registrant on March 2, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

          (a) On March 2, 2004, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for its fourth fiscal quarter and fiscal year ended December 31, 2003.

          (b) On March 2, 2004, the Registrant hosted a conference call on the subject of its financial results for its fourth fiscal quarter and fiscal year ended December 31, 2003, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.


                                  EXHIBIT INDEX

 Exhibit No.      Description

99.1            Press release of the  Registrant  dated March 2, 2004.

99.2 Transcript of conference call hosted by the Registrant on March 2, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MARVEL ENTERPRISES, INC.


                                By:   /s/   Allen S. Lipson
                                ---------------------------------------
                                Name:  Allen S. Lipson
                                Title: President and Chief Executive Officer

Date: March 9, 2004